42nd Annual J.P. Morgan Healthcare Conference Michael J. Alkire, President and CEO Craig McKasson, Chief Administrative and Financial Officer January 9, 2024 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our expected future business and financial performance, our ability to develop innovations that address the evolving healthcare and macro-economic trends in supply chain and staffing, our ability to develop new and improved solutions using technology and artificial intelligence that address the evolving needs of our member healthcare providers, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, our expected effective income tax rate, the potential for future payment of dividends, our evaluation of strategic alternatives, and the potential for future share repurchase programs, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2023, as well as Premier’s Form 10-Q for the quarter ended September 30, 2023. Premier’s periodic and current filings with the SEC are available on the company’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – During the webcast that accompanies this presentation, we may refer to certain “adjusted” and other “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. These measures are not in accordance with, or an alternative to, GAAP. You should carefully read Premier’s earnings releases and periodic and current filings with the SEC for reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, definitions of our non-GAAP financial measures, and further explanation and disclosure regarding our use of non-GAAP financial measures and such information should be read in conjunction with this presentation. These materials are available on the company’s website at investors.premierinc.com.

Through collaboration with our member healthcare providers, customers and other stakeholders, and by leveraging technology-enabled solutions and supply chain capabilities, we help improve the delivery of healthcare while effectively reducing costs. Premier, Inc. A Purpose-Driven Healthcare Improvement Company

A Highly Differentiated Business Model Large member base 4,350+ U.S. hospitals and health systems ~300,000 other providers and organizations Capture $83 billion+ in supply chain spend Nearly 90% of health system members view Premier as an important strategic partner or extension of their organization Strategic and collaborative member relationships built on trust Data on more than 1 billion individual encounters from more than 1,000 geographically diverse hospitals Comprehensive and scalable technology and services platform powered by one of broadest and deepest data sets in healthcare industry Health systems / hospitals Non-acute providers Physicians Employers Payers Life science companies Suppliers Other non-healthcare customers (e.g., education) Delivering meaningful  insights and solutions to multiple markets Access to over 45% of U.S. hospital discharges

Delivering Innovative Solutions to Drive Growth Direct sourcing business that drives meaningful cost savings in key shortage areas and improves domestic production as well as supply chain efficiencies, resiliency and transparency Proprietary suite of AI-enabled clinical, margin improvement and value-based care technology solutions Direct-to-employer contracting platform connecting self-insured employers and providers Supply chain-focused digital invoicing and payments platform Group Purchasing Organization Collective purchasing power designed to lower non-labor costs without sacrificing outcomes across acute, non-acute and non-healthcare segments Large-Scale Provider Network Supply Chain Services Performance Services

Recent Awards and Recognition U.S ..News & World Report One of the Best Companies to Work For in 2023-2024 Newsweek has recognized Premier as being one of America’s Greatest Workplaces for Diversity for 2024 2023 World’s Most Ethical Companies® Honoree by Ethisphere® Institute – 16th Consecutive Year 2023 Best in KLAS for Value-Based Care Consulting 2023 Achievers 50 Most Engaged Workplaces 2022 BWB Awards winner for innovative use of technology-enabled healthcare solutions in Digital Medicine category – PINC AI Applied Sciences, AstraZeneca and Clinithink Charlotte Business Journal Public Company CFO of the Year – Craig McKasson Healthiest Employers® Hall of Fame for 2023

Multi-Lever Growth Strategy Supported by Strong Foundation Strong, stable cash flow supports investments in growth and potential for return of capital to stockholders Comprehensive technology and services platform Innovation driven by strength of member network, diverse capabilities, robust data, acquisitions and talent Highly engaged culture Grow and deepen relationships Strengthen and build capabilities Create and deliver innovative solutions Expand into adjacent and non-healthcare markets Four-Pillar Growth Strategy

Advancing Multi-Year Growth Strategy

Grow and deepen relationships	*Strengthen and build capabilities*	*Create and deliver innovative solutions*	*Expand into adjacent and non-healthcare markets*
Continue to focus on growing number of members and other customers and expanding existing relationships Collaborating and co-investing with healthcare providers and suppliers to improve domestic manufacturing and supply chain resiliency	Acquired 100 Top Hospitals program to enhance PINC AI suite of capabilities Launched Contigo Health ConfigureNet Out-of-Network Wrap™ Capturing more member purchasing spend in acute and non-acute, or "Continuum of Care," GPO programs	Launched PINC AI Supply Chain Disruption Manager to aid in predicting product shortage with over 90% accuracy Launched Premier SmartPO™, a cost-saving digital purchasing platform designed for Continuum of Care providers	Produced adjacent markets revenue growth of over 20% in FY2023 vs. FY2022 Continue to expand PINC AI™ Applied Sciences partnerships with pharmaceutical, medical device and diagnostics customers

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Strong Financial Position with Balanced Approach to Capital Deployment Board and management team are evaluating strategic alternatives to unlock value Completed sale of non-healthcare GPO operations for approximately $800 million* in cash Generate significant, stable cash flow Strong and flexible balance sheet Balanced capital deployment approach Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Return of capital to stockholders Q1 FY2024 cash dividend of $25.8 million FY2023 cash dividends of ~$100.2 million *Subject to certain post-closing purchase price adjustments.

Well-Positioned for Sustainable, Multi-Year Growth Established industry leader operating in critical and growing markets Long-standing strategic and collaborative member relationships Leveraging comprehensive and scalable technology and services platform Providing differentiated healthcare solutions Executing focused, multi-year growth strategy Driving innovation and performance through highly engaged culture Maintaining strong financial position with balanced approach to capital deployment Making a Premier Impact